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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                DECEMBER 18, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                            WOODHEAD INDUSTRIES, INC
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             (Exact name of registrant as specified in its charter)



   DELAWARE                            0-5971                       36-1982580
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(State or other              (Commission File Number)            (I.R.S Employer
Jurisdiction of                                                   Identification
 Incorporation)                                                      Number)

                 3 Parkway North, Suite 550, Deerfield, IL 60035
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                         (Address of principal executive
                               offices) (Zip Code)


                                  847-236-9300
                                  ------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 and incorporated herein by this reference is a press release announcing Woodhead's write-off of an equity investment in Symphony Systems.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


    (c) Exhibits.


Exhibit Number

    99.1   Press release dated December 18, 2001






SIGNATURE




Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.



WOODHEAD INDUSTRIES, INC.

Date: December 19, 2001



BY: /s/ Robert H. Fisher
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Robert H. Fisher
Vice President, Finance and C.F.O.
(Principal Financial Officer)